SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 8, 2003

Chiron Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-12798	94-2754624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4560 Horton Street, Emeryville, CA		94608
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (510) 655-8730

N/A
(Former name or former address, if changed since last report)

Item 5.                                                           Other Events and Required FD Disclosure.

On July 8, 2003, Chiron Corporation announced that the recommended cash offer being made by UBS Investment Bank on behalf of Chiron UK-1 Limited, an indirect wholly-owned subsidiary of Chiron Corporation, for all of the issued and to be issued share capital of PowderJect Pharmaceuticals plc, as set out in the offer document dated May 19, 2003 (the “Offer Document”), has been declared unconditional in all respects and will remain open for acceptance until further notice.  A copy of the press release announcing the foregoing is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

Item 7.                                                           Financial Statements and Exhibits.

(a)                                  Financial statements of business acquired.

Not applicable.

(b)                                 Pro forma financial information.

Not applicable.

(c)                                  Exhibits.

Exhibit Number

99.1                           Press Release issued on July 8, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIRON CORPORATION

Date: July 8, 2003	By:	/s/ William G. Green
William G. Green Senior Vice President, General Counsel and Secretary